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                                                                  EXHIBIT 10.155


                                 ATLAS AIR, INC.

                               FIRST AMENDMENT TO
                  1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN

         This First Amendment to the 1995 Long Term Incentive and Share Award Plan (this "First Amendment") of Atlas Air, Inc., a Delaware corporation (the "Company"), is made as of June 4, 1996.

         WHEREAS, the stockholders and Board of Directors of the Company adopted the 1995 Long Term Incentive and Share Award Plan (the "Plan") and the Plan is in full force and effect on the date hereof; and

         WHEREAS, the Board of Directors believes it is desirable to amend the Plan as set forth in this First Amendment and the stockholders of the Company approved this First Amendment at the Annual Meeting of Stockholders held on June 4, 1996.

                  NOW THEREFORE the Plan is hereby amended as follows:

         1. General. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to such terms in the Plan. The Plan is amended and modified only to the extent set forth herein.

         2.       Increase in Number of Shares. The first sentence of paragraph
                  (a) of Section 4 of the Plan shall be amended in its entirety as follows:

                           "Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards and Director's Options under the Plan shall be 2,100,000."

         3. Section 7a. of the Plan shall be amended by changing the second sentence to read as follows:

                           "In addition, (i) on each anniversary of the IPO, beginning with the anniversary occurring in 1996, each Director in office on such date shall automatically be granted a NQSO to purchase 1,000 shares with an exercise price per Share equal to 100 percent of the Market Value of one Share on the date of grant; and (ii) on and after June 4, 1996, each newly appointed non-employee Director shall automatically be granted a NQSO to purchase 1,000 Shares upon his(her) initial election or appointment to the Board of Directors with an exercise price per Share equal to 100 percent of the Market Value of one Share on the date of grant; provided, however, that in all events such price shall be at least equal to the par value of a Share."

                         END OF FIRST AMENDMENT TO PLAN
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                                 ATLAS AIR, INC.

                               SECOND AMENDMENT TO
                  1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN


         This Second Amendment to Long Term Incentive and Share Award Plan (this "Second Amendment") of Atlas Air, Inc., a Delaware Corporation (the "Company") is made as of June 4, 1996.

         WHEREAS, the stockholders and Board of Directors of the Company adopted the 1995 Long Term Incentive and Share Award Plan (the "Plan") and the Plan, as heretofore amended, is in full force and effect on the date hereof; and

         WHEREAS, the Board of Directors believes it is desirable to amend the Plan as set forth in this Second Amendment; and

         WHEREAS, the Board of Directors, at a meeting duly held on June 4, 1996, authorized the implementation of this Second Amendment.

                  NOW THEREFORE the Plan is hereby amended as follows:

                  1. General. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to such terms in the Plan. The Plan is amended and modified only to the extent set forth herein.

                  2. Definitions. For purposes of the Plan, the following defined terms set forth in Section 2 of the Plan are hereby amended to the extent set forth below:

                         (a) "(i) `Director's Option' means a NQSO granted to a Director under paragraph (a) of Section 7 or Shares delivered to a Director in payment of Director's fees under paragraph (g) of Section 7, as amended by the Second Amendment."

                  3. Director's Fees. (a) Section 7 of the Plan is hereby amended to include a new paragraph (g) as follows:

                         "(g) Director's Fees. Each Director shall have the
                  option to receive all or a portion of his or her quarterly compensation (including any fees that may be payable for attending meetings of the Board) payable to such Director in such capacity in the form of Shares in lieu of cash. Each Director shall be entitled to elect whether to receive such compensation in (i) cash, (ii) Shares, or (iii) a combination of cash and Shares. A Director who desires to receive a portion of his or her compensation in Shares shall make an election to do so by expressing the percentage of compensation to be paid in the form of Shares. Once an election is made, it may be



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                           changed only at the beginning of a fiscal quarterly
                           period. The number of Shares to be transferred to a Director pursuant to this paragraph (g) shall be determined by the Company by computing the average price of the Shares for the 30-day calendar period immediately preceding the end of the applicable fiscal quarter (which 30-day period shall include the last day of such fiscal quarter) and dividing the dollar amount of fees owed to such Director in the form of Shares by such average price. Certificates evidencing such Shares shall bear such legends deemed to be necessary in the opinion of the Company or its legal counsel."

                           (b) The heading and the first sentence of the
                  existing paragraph (g) of Section 7 of the Plan is hereby amended to read in its entirely as follows:

                                    "(h) Administration. To the extent the Plan
                           relates to Director's Options granted under paragraph
                           (a) of Section 7 of the Plan it is intended to operate automatically and not require administration.":



                         END OF SECOND AMENDMENT TO PLAN
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                                 ATLAS AIR, INC.

                               THIRD AMENDMENT TO
                  1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN


         This Third Amendment to the 1995 Long Term Incentive and Share Award Plan (this "Third Amendment") of Atlas Air, Inc., a Delaware Corporation (the "Company") is made as of October 28, 1997.

         WHEREAS, the stockholders and Board of Directors of the Company adopted the 1995 Long Term Incentive and Share Award Plan (the "Plan") and the Plan, as heretofore amended, is in full force and effect on the date hereof; and

         WHEREAS, the Securities and Exchange Commission promulgated changes to Rule 16b-3 (the "New Rule") under Section 16 of the Securities Exchange Act of 1934, as amended, which changes became effective on November 1, 1996; and

         WHEREAS, the Board of Directors believes it is desirable to amend the Plan as set forth in this Third Amendment in order to make changes to conform with the New Rule.

                  NOW THEREFORE the Plan is hereby amended as follows:

                  1. General. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to such terms in the Plan. The Plan is amended and modified only to the extent set forth herein.

                  2. Definitions. For purposes of the Plan, the following defined term set forth in Section 2 of the Plan is hereby amended to the extent set forth below:

                           "(a) `Committee' means the Board, the Compensation
                  Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Compensation Committee or such other Board Committee as may be designated by the Board to administer the Plan shall consist of two or more directors of the Company, each of whom, to the extent required, is a `Non-Employee Director' within the meaning of Rule 16b-3 under the Exchange Act."



                         END OF THIRD AMENDMENT TO PLAN
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                                 ATLAS AIR, INC.

                               FOURTH AMENDMENT TO
                  1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN


         This Fourth Amendment to the 1995 Long-Term Incentive and Share Award Plan (this "Fourth Amendment") of Atlas Air, Inc., a Delaware Corporation (the "Company") is made pursuant to Resolution of the Board of Directors adopted February 10, 1998:

         1. The Plan shall be amended by adding the following sentence at the end of Section 7(a):

                  "Effective January 1, 1998, the option grants to Directors under 7(a)(i) (anniversary of IPO grant) and (ii) (upon initial appointment to the Board grant) shall each be 2,000 shares."

         2. Effective April 1, 1998, Section 7(g) of the Plan is hereby amended to read as follows:

                  "(g) Directors' Fees. Each Director shall have the option to receive all or a portion of his quarterly compensation (including any fees that may be payable for attending meetings of the Board) payable to such Director in such capacity in the form of Shares in lieu of cash. Each Director shall be entitled to elect whether to receive such compensation in (i) cash, (ii) Shares, or (iii) a combination of cash and Shares. A Director who desires to receive a portion of his compensation in Shares shall make an election to do so by expressing the percentage of compensation to be paid in the form of Shares. Once an election is made, it may be changed only at the beginning of a fiscal quarterly period. The number of Shares to be transferred to a Director pursuant to this paragraph (g) shall be determined by the Company by computing the mean between the high and low selling prices per Share on the date immediately preceding the first meeting of Directors of each Quarter (or if no meeting is held in the quarter, then the last day of such quarter) (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange on which the Shares are traded, as such prices are officially quoted on such exchange, and dividing the dollar amount of fees owed to such Director in the form of Shares by such average price. Certificates evidencing such Shares shall bear such legends deemed to be necessary in the opinion of the Company or its legal counsel."

                         END OF FOURTH AMENDMENT TO PLAN

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                                 ATLAS AIR, INC.

                               FIFTH AMENDMENT TO
                  1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN



         This Fifth Amendment to the 1995 Long-Term Incentive and Share Award Plan (this "Fifth Amendment") of Atlas Air, Inc., a Delaware Corporation (the "Company") is made pursuant to amendment adopted by the shareholders of the company on June 3, 1998:


         Increase in Number of Shares. The first sentence of paragraph (a) of
         Section 4 of the Plan shall be amended in its entirety as follows:

                  "Subject to adjustment as provided in Section 4 (c) hereof, the total number of Shares reserved for issuance in connection with Awards and Director's Options under the Plan shall be 2,600,000."



                         END OF FIFTH AMENDMENT TO PLAN